Exhibit 32.1


                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
                       SECTION 906 OF THE
                   SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Epolin, Inc. (the "Company") on Form 10-QSB for the period ended August 31, 2007, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

     (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: October 15, 2007            By: /s/ Greg Amato
                                   Greg Amato,
                                   Chief Executive Officer
                                   (Principal Executive Officer)


Dated: October 15, 2007            By: /s/ James Ivchenko
                                   James Ivchenko,
                                   President
                                   (Principal Financial Officer)